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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 241, New Jersey Trust 143, and New York Trust 179

  We consent to the use of our report dated April 12, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KMPM LLP

                                             KPMG LLP

New York, New York
April 12, 2000